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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2003

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

    New York                  1-15286                             11-2418067
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(State or other             (Commission                        (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)

                 388 Greenwich Street, New York, New York               10013
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                 (Address of principal executive offices)             (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

        Exhibit No.       Description

        1.01 Terms Agreement, dated September 24, 2003, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's 7% Select EQUity Indexed NoteS(SM) based upon the Class A Special common stock of Comcast Corporation due September 29, 2005.

        4.01 Form of Note for the Company's 7% Select EQUity Indexed NoteS(SM) based upon the Class A Special common stock of Comcast Corporation due September 29, 2005.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2003               CITIGROUP GLOBAL MARKETS
                                          HOLDINGS INC.

                                        By: /s/ Mark I. Kleinman
                                            ------------------------------------
                                            Name:  Mark I. Kleinman
                                            Title: Executive Vice President
                                                   and Treasurer